Pinnacle Sherman Tactical Allocation Fund

Class A Shares PTAFX

Class C Shares PTCFX

Class I Shares PTIFX

Supplement dated June 10, 2019
to the Prospectus dated August 1, 2018

The following paragraph replaces the second paragraph in the section entitled “Principal Investment Strategies” on page 2 of the Fund’s Prospectus:

The Fund’s adviser uses signals that come from W.E. Sherman & Co. to determine the Fund’s allocations. The process for each model is similar: (1) the expected market trend or indicator for specific securities over a period is examined; (2) if a particular asset class is determined to be in a positive trend based on rankings and/or model signals, the assets allocated to a particular model are invested in that asset class; and (3) if a particular asset class is determined to be in a negative trend based on rankings and/or model signals, the assets allocated to a particular model are invested in another asset class as dictated by the applicable model. The Fund’s assets are allocated among six models. After the models determine the asset classes for allocation, the Adviser picks the ETFs in that asset class in which to invest based on several factors including, but not limited to, relative strength rankings, fundamental analysis of the ETF methodology, fiduciary score analysis. The Fund actively trades its portfolio investments.

The following replaces the section entitled “Principal Investment Strategies” on page 6 of the Fund’s Prospectus:

The Fund seeks to meet its investment objective by investing, under normal market conditions, in ETFs that may invest in all major asset classes including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, (iii) commodities, (iv) derivatives and (v) cash. The Fund intends to generally invest in a mix of asset classes with an emphasis on equity and fixed income securities. The Fund may invest up to 25% of the Fund’s assets in commodity-based ETFs. There is no limit on the amount of fund assets that may be invested in the other asset classes. The equity ETFs in which the Fund invests may include inverse ETFs. The Fund may also invest in cash and cash equivalents directly. The foreign securities held by the underlying ETFs may include those in emerging markets.

The Adviser uses signals that come from W.E. Sherman & Co. to determine the Fund’s allocations. The process for each model is described in more detail below. Approximately 80% of the Fund’s assets are allocated equally among the first four models and the remainder of the Fund’s assets are split equally between the fifth and sixth models.

Bull Calendar: On a daily basis, the expected market trend for domestic equities is examined using the Bull-Bear Indicator. The Bull-Bear Indicator is constructed from measurements of market analytics, and is intended to reveal the relationship of supply and demand for a longer-term timeframe of typically 6 months or more under normal market conditions. The Bull-Bear Indicator uses market analytics such as: up/down volume ratio (ratio of how much of an equity security’s trading volume for the day was during periods when the securities price was up versus when it was down); ratio of new 52-week highs to new 52-week lows; and advance/decline ratio (ratio all equity securities that increased in value for the day to those that decreased in value).

If the Bull-Bear Indicator is in Bull status (domestic equities are trending upward), then assets allocated to this model are invested in equities. If the Bull-Bear Indicator is in Bear status (domestic equities are trending downward), then assets allocated to this model are invested in cash and/or cash equivalents except during

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periods that have historically shown a high probability of profit when invested in domestic equities based on closing price of S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

Long Cash Short: On a daily basis, the expected market trend for domestic equities is examined using the Short-Term Indicator. The Short-Term Indicator is constructed by examining sector analytics within 36 sub-sectors of the US market, and is intended to reveal the relationship of supply and demand for a short-term timeframe of typically 6 weeks to 6 months under normal market conditions. The Short-Term Indicator examines sector analytics, which includes looking at the number of sectors experiencing an uptrend in value versus those experiencing a downtrend in value as compared to the same ratio during the prior period.

If the Short-Term Indictor is positive (domestic equities are trending upward), then assets allocated to this model are invested in equity securities. If the Short-Term Indicator is negative (domestic equities are trending downward), the assets allocated to this model are invested in cash (cash alternatives) and/or in an ETF that is the inverse of the S&P 500.

Sector Rotation: On a daily basis, the expected market trend for equities is examined using the Intermediate-Term Indicator. The Intermediate-Term Indicator is an algorithmic indicator that analyzes the closing prices of domestic and foreign equity securities to determine the trend in equity securities.

If the Intermediate-Term Indicator status is showing that domestic and foreign equities are trending upward, OR if it indicates that either domestic or foreign equities are trending upward, the assets allocated to this model are invested in equity sectors. If the Intermediate-Term Indicator status is showing that domestic AND foreign equities are trending downward, the assets allocated to this model are invested in fixed income securities. This indicator may be applied on both a quarterly and/or daily basis.

Multi-Sector Bond: On a quarterly basis, 18 bond sectors are ranked using the Multi-Sector Bond ranking methodology. The Multi-Sector Bond ranking methodology measures a variety of performance characteristics and then ranks bond sectors accordingly. The performance characteristics measured include, but are not limited to, performance over four timeframes, performance on “market-up” days vs. performance on “market-down” days, and nearness to 52-week highs. Assets allocated to this model are invested equally in each of the 2nd, 3rd, and 4th ranked bond sectors. The top ranked bond sector is bypassed to avoid the tendency for it to be overbought in the short term, which is frequently experienced by the top ranked bond sector.

Risk Managed Gold: On a weekly basis, the Gold Trend Strength Indicator is calculated. The Gold Trend Strength Indicator is calculated based on an algorithm that examines the stability of the trend in the price of gold. The Gold Trend Strength Indicator is either positive (stability is improving) or negative (stability is weakening). When the value is positive, assets allocated to this model are invested in gold based ETFs. When the value is negative, assets allocated to this model are invested in either equity securities, fixed income securities, or cash (cash alternatives) based upon the Bull-Bear Indicator described previously.

Calendar Effects: The assets allocated to this model are invested in cash (cash alternatives) except during periods of time that have historically shown a high probability of profit when invested in domestic equities based on the closing price of the S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

After the models determine the asset classes for allocation, the Adviser picks the ETFs in that asset class in which to invest based on several factors including, but not limited to, relative strength rankings, fundamental analysis of the ETF methodology, fiduciary score analysis.

Cash Directional Indicator: As an overlay for the portfolio, the cash directional indicator may be used to adjust the equity holdings determined by each of the signals previously mentioned. This indicator is driven by the relative strength of cash as compared to the equity markets on an intermediate term basis.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated August 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-985-9830.

Please retain this Supplement for future reference.

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